Exhibit 10.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTUATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO FLOTEK INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

FLOTEK INDUSTRIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. 2

Original Issue Date: April 28, 2025

Expiration Date: April 28, 2032

Flotek Industries, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ProFrac GDM, LLC, a Texas limited liability company, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of six million (6,000,000) shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share”, and all such shares, the “Warrant Shares”) at an exercise price per share equal to $0.0001 per share (as adjusted from time to time as provided in Section 9 herein, the “Exercise Price”), at any time and from time to time on or after the date hereof (the “Original Issue Date”) until 5:00 p.m. Houston time on April 28, 2032 (the “Expiration Date”) (such period, the “Exercise Period”), and subject to the following terms and conditions:

This Warrant (“Warrant”) is issued pursuant to that certain Asset Purchase Agreement, dated as of April 28, 2025, by and among the Company, Holder and the other parties thereto (the “Asset Purchase Agreement”).

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Asset Purchase Agreement.

2. Registration of Warrants. The Company shall register this Warrant, upon records to be maintained by or on behalf of the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3. Registration of Transfers. Subject to compliance with all applicable securities laws, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached as Schedule 2 hereto duly completed and signed, to the Company’s transfer agent or to the Company at its address specified in Section 14 herein, and (x) delivery, at the request of the Company, of an opinion of counsel reasonably satisfactory to the Company to the effect that the transfer of such portion of this Warrant may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) delivery by the transferee of a written statement to the Company certifying that the transferee is an “accredited investor” as defined in Rule 501(a) under the Securities Act and making the representations and certifications set forth in Section 4.15 of the Asset Purchase Agreement, to the Company at its address specified in Section 14. Upon any such registration or transfer, a new warrant to purchase Common Stock in substantially the form of this Warrant (any such new warrant, a “New Warrant”) evidencing the portion of this Warrant so transferred shall be issued to the transferee, and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant. The Company shall prepare, issue, and deliver at its own expense any New Warrant under this Section 3.

4. Exercise and Duration of Warrants.

(a) All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 10 of this Warrant at any time and from time to time during the Exercise Period, until this Warrant is exercised in full, subject to the conditions and restrictions contained in this Warrant.

(b) The Holder may exercise this Warrant during the Exercise Period by delivering to the Company (i) an exercise notice, in the form attached as Schedule 1 hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice pursuant to Section 10 below). The date on which the Exercise Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” Within two (2) days following the delivery of the Exercise Notice (the “Payment Deadline”), the Holder shall make payment with respect to the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised; provided that the Company’s obligations to deliver such Warrant Shares shall be delayed on a day-for-day basis each day after the Payment Deadline such payment of the Exercise Price is not paid. The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder’s certification to the Company that its representations contained in Section 4.15 of the Asset Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Asset Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the Exercise Date). The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days following the date the final Exercise Notice is delivered to the Company. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any. For purposes of this Warrant, “Trading Day” means a day on which the principal Trading Market (as defined below) is open for trading, and “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink Open Market (or any successors to any of the foregoing).

5. Delivery of Warrant Shares.

(a) Subject to Section 4(b) herein, upon exercise of this Warrant, the Company shall promptly (but no later than two (2) Trading Days after the Exercise Date (or three (3) Trading Days after the Exercise Date if the last of the Exercise Notice, the Exercise Price (if applicable), and the opinion of counsel referred to below in this Section 5(a) (if applicable) is delivered after 5:00 P.M., Houston time, on the Exercise Date) or no later than five (5) Trading Days in the event that a certificate is requested) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the

Holder may designate, provided that, if the Warrant Shares are not then covered by an effective registration statement and the Holder directs the Company to deliver a certificate for the Warrant Shares in a name other than that of the Holder or an Affiliate of the Holder, at the request of the Company, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Warrant Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws), (i) an electronic delivery of the Warrant Shares to the Holder’s account at the Depository Trust Company (“DTC”) or a similar organization, or (ii), if requested by the Holder, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends, unless in the case of clause (i) and (ii) a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without current public information, volume, and manner of sale restrictions pursuant to Rule 144 under the Securities Act, in which case such Holder shall receive a book-entry notation for the Warrant Shares issuable upon such exercise with appropriate restrictive legends. The Holder, or any Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. If the Warrant Shares are to be issued free of all restrictive legends, the Company shall, upon the written request of the Holder, use its commercially reasonable efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through DTC or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through such a clearing corporation.

(b) To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with and subject to the terms hereof (subject to the conditions set forth in Section 12 below) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same.

6. Charges, Taxes, and Expenses. Issuance and delivery of the Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of the Warrant Shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration Warrant Shares or the Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liabilities that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction (in such case) and, in each case, a customary and reasonable indemnity and surety bond, if requested by the Company. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8. Reservation of Warrant Shares. The Company covenants that, during the Exercise Period, it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are initially issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder or its Affiliates (taking into account the adjustments and restrictions of Section 9 herein). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price (or upon a “cashless exercise” pursuant to Section 10 herein) in accordance with the terms hereof, be duly and validly authorized, issued, and fully paid and nonassessable. The Company will take all commercially reasonable actions as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If during the Exercise Period the Company (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a larger number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Pro Rata Distributions. If during the Exercise Period the Company distributes to all holders of Common Stock for no consideration (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph) or (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other property or asset (including cash), or any combination thereof (in each case, “Distributed Property”), the Holder shall be entitled to receive the Distributed Property that such Holder would have been entitled to receive in respect of the number of Warrant Shares issuable hereunder as if the Holder had been the record holder of such Warrant Shares immediately prior to such record date without regard to any limitation on exercise contained herein. Notwithstanding anything herein to the contrary, the foregoing provisions in this Section 9(b) shall not apply to, or be triggered by, any rights issued by the Company (either separately or that attach to any securities of the Company) in connection with any stockholders rights agreement, poison pill, or other similar anti-takeover provision under the Company’s certificate of incorporation, bylaws, or other documents.

(c) Fundamental Transactions. If during the Exercise Period the Company effects a “Fundamental Transaction” (defined as (i) any merger or consolidation of the Company with or into another Person, (ii) any sale of all or substantially all of the Company’s and its subsidiaries’ assets, taken as a whole, (iii) any reclassification of the Common Stock (other than a change to par value, or from par value to no par value or changes resulting from a combination or subdivision), or (iv) any statutory exchange of the outstanding shares of Common Stock, as a result of which, the holders of the Common Stock would be entitled to receive, or their Common Stock would be converted into, or exchanged for, shares, stock, other securities, or other property or assets (including cash or any combination thereof)), then, to the extent then permitted under applicable laws, rules, and regulations (including the rules of the NYSE or any exchange on which the Common Stock is then listed), upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction without regard to any limitation on exercise contained herein, the same kind and amount of securities, cash, assets, or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant without regard to any limitations on exercise contained herein (the “Alternate Consideration”). The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof, any successor to the Company or surviving entity shall assume the obligation to deliver to the Holder, such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant. The provisions of this Section 9(c) shall similarly apply to subsequent transactions analogous of a Fundamental Transaction type.

(d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 9 shall be rounded down to the nearest whole cent or the nearest whole share, as applicable.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment, in good faith, in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(g) Notice of Corporate Events. If during the Exercise Period the Company (i) declares a dividend or any other distribution of cash, securities, or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction, or (iii) authorizes the voluntary dissolution, liquidation, or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice of such transaction at least three (3) Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Securities and Exchange Commission (“SEC”) pursuant to a Current Report on Form 8-K.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds by wire transfer to an account designated by the Company; provided, however, that the Holder may, in its sole discretion, satisfy its obligation to pay the Exercise Price at such time through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares equal to the quotient obtained by dividing

(A-B) (X) by (A), where:

(A)	equals the last reported closing sale price per share of Common Stock on the Trading Market on the Trading Day immediately preceding the Exercise Date;

(B)	equals the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

equals the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant, and the Warrant Shares shall take on the characteristics of the Warrants being exercised. The Company agrees not to take any position to the contrary.

11. Company-Elected Conversion. The Company shall provide to the Holder prompt written notice if after the date on which this Warrant is exercisable pursuant to Section 12, the Company is unable to issue the Warrant Shares without restrictive legend because the SEC has issued a stop order with respect to, or the SEC or Company has otherwise suspended or withdrawn, a Registration Statement covering the resale of the Warrant Shares, either temporarily or permanently, or otherwise (each a “Restrictive Legend Event”). To the extent that (a) a Restrictive Legend Event occurs, (b) at such time the Warrant Shares would be saleable under Rule 144 without compliance with the current public information, manner of sale, or volume restrictions, (c) the Company has delivered the notice described in the immediately preceding sentence, and (d) the Holder attempts to exercise the Warrant after receipt of such notice by paying cash, the Company shall (i) if the fair market value (as calculated above) of the Warrant Shares is greater than the Exercise Price, provide written notice to the Holder that the Company will deliver that number of Warrant Shares to the Holder as should be delivered in a cashless exercise in accordance with Section 10, and return to the Holder all consideration paid to the Company in connection with the Holder’s attempted exercise of this Warrant (a “Company-Elected Conversion”), or (ii) at the election of the Holder to be given within five (5) days following receipt of notice of a Company-Elected Conversion, the Holder shall be entitled to rescind the previously submitted Exercise Notice and the Company shall return all consideration paid by Holder for such Warrant Shares upon such rescission.

12. Conditions on Exercise. Notwithstanding anything to the contrary contained herein, no Warrant Shares shall be issued to Holder or any of its Affiliates under this Warrant or under any New Warrant (and, for the avoidance of doubt, neither Holder nor any of its Affiliates shall have any voting or consent rights with respect to any such Warrant Shares) unless and until the Company shall have obtained Stockholder Approval.

13. No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the number of Warrant Shares to be issued shall be rounded down to the next whole number and the Company shall pay the Holder in cash the fair market value for any such unissued fractional shares.

14. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email address specified in the Asset Purchase Agreement prior to 5:00 p.m., Houston time, on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in the Asset Purchase Agreement on a day that is not a Trading Day or later than 5:00 p.m., Houston time, on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next business day delivery, and (iv) upon actual receipt by the Person to whom such notice is required to be given, if by hand delivery. The address and email address of a Person for such notices or communications shall be as set forth in the Asset Purchase Agreement unless changed by such Person by two (2) Trading Days’ prior written notice to the other Persons in accordance with this Section 14.

15. Other Conversion Events. If (X) there has been a Change of Recommendation, (Y) the Company or its Affiliates materially breach any of their covenants or agreements contained in Section 7.10 of the Asset Purchase Agreement (including without limitation the requirement to call additional meetings (at least semi-annually) as required therein), or (Z) the Company has not obtained Stockholder Approval prior to the second anniversary of the Closing as contemplated by Section 12 hereof and Section 7.10 of the Asset Purchase Agreement, then at any time following the earlier of the Change of Recommendation, such material breach, or such second anniversary, until the Expiration Date, at Holder’s election via written notice delivered to the Company in accordance with Section 14 hereof (the date of delivery of such notice, the “Conversion Election Date”), the Warrant will convert into a promissory note (the “Warrant Note”) and this Warrant shall terminate. The Warrant Note shall have: (i) a maturity date of five years from the Conversion Election Date, but no later than the Expiration Date; (ii) substantially similar terms to those set forth in the form of Note attached as Exhibit F to the Asset Purchase Agreement (including without limitation that the Warrant Note shall be a senior secured obligation of the Company and shall have substantially similar call protection); and (iii) an initial principal amount equal to the Warrant’s Black-Scholes Value. For purposes hereof, “Black-Scholes Value” shall mean the value of the Warrant on the Conversion Election Date based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. determined as of the Conversion Election Date for pricing purposes and reflecting reasonable assumptions to be mutually agreed upon by the Company and Holder promptly following the Conversion Election Date. For purposes of clause (Y) of this Section 15, any failure to hold the Company Stockholder Meeting by the Approval Deadline will not be deemed to be a material breach by the Company or its Affiliates of Section 7.10 of the Asset Purchase Agreement to the extent such failure is the result of (i) SEC or other regulatory review, (ii) delays resulting from legal proceedings against the Company or its Affiliates initiated by third-parties, or (iii) delays resulting from late SEC filings as a result of the correction of errors or otherwise (so long as the error or event or condition primarily responsible for such late SEC filing was not known to the Company as of the date hereof); provided that the Company or its Affiliates have used and continue at all times to use commercially reasonable efforts to rectify the cause of the failure.

16. Miscellaneous.

(a) No Rights as a Stockholder. Other than any rights granted to Holder pursuant to Section 9 hereof, Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, amalgamation, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (except upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

(b) No Avoidance. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate or articles of incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

(c) Successors and Assigns. Subject to the restrictions on transfer set forth in this Warrant, and compliance with applicable securities laws, this Warrant may be transferred or assigned by the Holder to a controlled Affiliate, in each case subject to the terms of that certain agreement for equipment rental, dated as of the Original Issue Date, by and between ProFrac GDM, LLC and PWRTEK, LLC. This Warrant may not be transferred or assigned by the Company without the written consent of the Holder except in respect of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy, or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(d) Amendment and Waiver. Except as otherwise provided herein or in the Asset Purchase Agreement, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

(e) Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

(f) Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement, and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each of the Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such courts. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such person at the address in effect for notices to it under the Asset Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(g) Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(h) Severability. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby, and the Company and the Holder will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

FLOTEK INDUSTRIES, INC.

By:
Name:
Title:

SCHEDULE 1

FORM OF EXERCISE NOTICE

[To be executed by the Holder to purchase shares of Common Stock under the Warrant]

Ladies and Gentlemen:

1.

The undersigned is the Holder of Warrant No. ____(the “Warrant”) issued by Flotek Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

2.	The undersigned hereby exercises its right to purchase _____ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

•	Cash Exercise

•	“Cashless Exercise”

4. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ ________ in immediately available funds to the Company in accordance with the terms of the Warrant.

5. Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.

6. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that the exercise evidenced hereby complies in all respects with Section 12 of the Warrant.

7. By its delivery of this Exercise Notice and pursuant to Section 4(b) of the Warrant, the undersigned certifies to the Company that its representations contained in Section 4.15 of the Asset Purchase Agreement are true and correct as of the date hereof as if remade in their entirety (or, in the case of any transferee Holder that is not a party to the Asset Purchase Agreement, such transferee Holder’s certification to the Company that such representations are true and correct as to such transferee Holder as of the date hereof).

Dated:

Name of Holder:

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

SCHEDULE 2

FORM OF ASSIGNMENT

[To be completed and executed by the Holder only upon transfer of the Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________ (the “Transferee”) the right represented by the within Warrant to purchase shares of Common Stock of Flotek Industries, Inc. (the “Company”) to which the within Warrant relates and appoints ________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises. In connection therewith, the undersigned represents, warrants, covenants, and agrees to and with the Company that:

(a)

the offer and sale of the Warrant contemplated hereby is being made in compliance with Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”) or another valid exemption from the registration requirements of Section 5 of the Securities Act and in compliance with all applicable securities laws of the states of the United States;

(b)

the undersigned has not offered to sell the Warrant by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, and any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(c)	the undersigned has read the Transferee’s investment letter included herewith, and to its actual knowledge, the statements made therein are true and correct; and

(d)

the undersigned understands that the Company may condition the transfer of the Warrant contemplated hereby upon the delivery to the Company by the undersigned or the Transferee, as the case may be, of a written opinion of counsel (which opinion shall be in form, substance, and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable securities laws of the states of the United States.

Dated:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: